Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim Putnam Equity Income Portfolio

(the “Portfolio”)

Supplement dated August 22, 2012 to the Prospectus and

Statement of Additional Information for the Portfolio, dated May 1, 2012

Darren Jaroch has replaced Bartlett Geer as portfolio manager of the Portfolio. Accordingly, effective immediately, the following changes are made to the Prospectus and Statement of Additional Information.

The section labeled Portfolio Managers on page two of the Prospectus is deleted and replaced with the following:

Portfolio Manager

Darren Jaroch, CFA, Portfolio Manager, has managed the Portfolio since 2012.

The following paragraph replaces the sixth paragraph under the Sub-Adviser section beginning on page 9 of the Prospectus:

Darren Jaroch is the portfolio manager of the Portfolio. Mr. Jaroch is a Portfolio Manager of Putnam Equity Income Fund and Putnam International Value Fund. He also manages U.S. value institutional portfolios and global and international value institutional portfolios. In addition, he has managed global core equity institutional portfolios. A CFA charter holder, Mr. Jaroch joined Putnam in 1999, working with the U.S. Value team on quantitative models before becoming a Portfolio Manager. He has been in the investment industry since 1996.

The first paragraph and chart of the section labeled Other Accounts Managed on page 59 of the Statement of Additional Information are deleted and replaced with the following:

Darren Jaroch is responsible for the day-to-day management of the Maxim Putnam Equity Income Portfolio. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 15, 2012.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Darren Jaroch, CFA	9	4,608.5	1	59.4	4	278.8	0	0	0	0	0	0

This Supplement must be accompanied by, or read in conjunction with, the current

Prospectus and Statement of Additional Information for the Portfolio, dated May 1, 2012.

Please keep this Supplement for future reference.